Exhibit 10.2
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Dispensing Agreement

This Dispensing Agreement ("Agreement") is made as July 26, 2018 ("Effective Date") between Vericel Corporation ("Vericel") and AllCare Plus Pharmacy, 50 Bearfoot Rd, Northborough, MA 01532 ("AllCare”).

Whereas, Vericel is a manufacturer of autologous cell chondrocyte products, including MACI® (autologous cultured chondrocytes on porcine collagen membrane);

Whereas, AllCare, as a specialty pharmacy, provides dispensing services; and

Whereas, Vericel would like to utilize AllCare’s dispensing services for MACI (collectively referred to herein as the "Product" or "Products") in the United States and Puerto Rico ("Territory") pursuant to this Agreement.

Therefore, the Parties agree as follows.

1.Claim Submission and Management. Vericel hereby appoints AllCare as a non-exclusive specialty pharmacy provider of the Products to physicians and other healthcare providers ("Healthcare Providers") for the purpose of implanting the Products in patients, and to the hospitals, outpatient surgical centers or other similarly licensed facilities ("Healthcare Facilities") in which surgical procedures involving the Products are performed.

1.1
AllCare acknowledges and agrees that [***], Vericel’s [***], will use certain AllCare identifiers including, but not limited to, provider name, address, National Provider Identifier (NPI), taxonomy, and other information necessary to perform [***] related to the Product. AllCare acknowledges and agrees that [***] may use the following:  AllCare Plus Pharmacy, 50 Bearfoot Rd, Northborough, MA 01532; NPI 1902167596 and any other required identifiers.

1.2
AllCare authorizes Vericel’s contractor, [***], with which it will enter into a Business Associate Agreement, to act as an authorized representative of AllCare with respect to [***] services for the Product. If required by Healthcare Providers, Healthcare Facilities, or insurers (collectively “Payors”), AllCare agrees to provide [***] with a Designation of Authorized Representative letter which [***] may provide to Payors.

1.3
Vericel’s contractor shall conduct [***], which shall also include [***] required by Payors, including [***] and/or other relevant materials (collectively “Case Materials”). AllCare agrees that Vericel’s contractor may utilize any [***] to make submissions of Case Materials to Payors.

1.4	AllCare agrees and authorizes Vericel and its contractor to [***] as a medical benefit. Vericel shall not modify existing agreements between AllCare and Payors concerning pharmacy benefits.

1.5	AllCare agrees that Vericel’s contractor shall [***] which arise regarding the Product, including the [***].

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.6
Vericel’s contractor shall advise [***] upon the implantation of the Product. After the Product is implanted into a patient, AllCare shall be responsible for the [***]. The Parties shall coordinate the manner of communications to the patient regarding the [***].

1.7
AllCare shall cooperate with and work with Vericel and [***] regarding claim submission and any claim appeal procedures. Such cooperation shall include AllCare notifying Vericel within [***] day of receiving notices of denials or claims otherwise rejected. If any Payor notifies AllCare that it plans to recoup any payment previously made for a Product, AllCare shall notify Vericel within [***] day.

1.8
AllCare, consistent with Exhibit A, shall collect and pass-on to Vericel, [***]. In order for the Parties to segregate payments made to AllCare for the Product, AllCare agrees to utilize a billing system for the Product that is either separate or walled-off from other funds it receives. The Parties shall agree on the specifics of such a system and Vericel shall have access to such a system for the purpose of determining compliance with this Agreement.

1.9 AllCare agrees to utilize Vericel’s web-based data hosting portal and to cooperate with Vericel and its vendors to ensure the complete, orderly, and secure transfer of data between Vericel (including Vericel’s vendors) and AllCare. At a frequency, format, and detail level agreed upon by the Parties, Vericel may provide reports to AllCare or other information from the Vericel’s web-based platform.

1.10.	Vericel shall be responsible for any acts or omissions by its contractor.

2.
Dispensing and Shipment of Product. AllCare will coordinate with Vericel to ensure the dispensing of Product by AllCare on the [***] day Product is received by AllCare. From Monday to Saturday, AllCare, in coordination with Vericel, shall pick-up Product at Vericel’s manufacturing facility at 64 Sidney Street, Cambridge, MA 02139 and transport the Product to AllCare’s pharmacy location in Northborough, MA. During such transport, [***] shall bear the risk of loss. On Sundays, [***] shall be responsible for transporting Product to AllCare’s pharmacy and shall bear the risk of loss during such transport. Upon dispensing the Product, which shall be the [***] day as the Product is received by AllCare, AllCare shall coordinate for the Product’s pick-up by Vericel or its agent at AllCare’s pharmacy. [***] shall be responsible for shipping the dispensed Product to the customer identified in the order and shall bear the risk of loss during transport from AllCare’s pharmacy to the customer. For purpose of dispensing the Product, the title to the Product shall transfer to AllCare upon AllCare’s possession of the Product.

3.
Standard of Care. AllCare shall maintain all applicable licenses or certifications, including DEA numbers, and will dispense the Product in accordance with applicable professional standards and applicable federal, state and local laws, rules, regulations and guidelines (collectively, "Standards and Legal Requirements"). AllCare shall maintain internal controls to facilitate compliance with its obligations under this Agreement. In the event AllCare receives a notice from any governmental authority regarding its obligations pertaining to Standards and Legal Requirements that have a material adverse effect on its ability to

2 9024894_1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

comply with this Agreement, AllCare shall notify Vericel and provide Vericel with any non-confidential documentation reasonably related to such inquiry.

4.	Obligation of the Parties.

4.1.
Financial and Credit Position. Each Party will maintain a financial condition reasonably satisfactory to the other. If, during the Term, the financial condition of a Party is impaired or unsatisfactory, the other Party may require such Party to perform its obligations in advance or provide other reasonable adequate assurances of performance.

4.2.
Compliance with Laws. Each Party shall maintain all federal, state and local registrations necessary to comply with this Agreement and will immediately notify the other Party of any denial, revocation or suspension of any such registration. Each Party will comply with all Standards and Legal Requirements applicable to performance of its obligations under this Agreement, including without limitation, (i) Drug Quality and Security Act, (ii) federal and state Food, Drug and Cosmetics Acts; (iii) federal and state Anti-kickback laws; (iv) any federal, state or local statutes, regulations, rules, guidelines or manuals relating to dispensing pharmaceutical products; (v) guidelines of the Joint Commission on Accreditation of Healthcare Organizations; (vi) federal, state or local laws relating to billing or sales practices; (vii) Health Insurance Portability and Accountability Act of 1996 and applicable regulations. In the event there is any change in law, regulation or interpretation thereof that has the effect of prohibiting any right or obligation of a Party under the Agreement that is material to the Party's rights and obligations under this Agreement or materially and adversely affects such right or obligation, the Parties shall meet in good faith to mutually agree on an appropriate amendment to this Agreement to reflect the changed circumstances.

In addition, each Party will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant to 42 USC Sec. 1320a-7b(b)(3)(A) on cost reports, invoices or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request as required.

4.3
Debarment/Exclusion. Each Party represents and certifies that it and any person or entity employed or engaged by it including, without limitation, employees, contractors, or agents who will provide Services in connection with this Agreement (collectively, “Personnel”) are not currently:

(i)
excluded, debarred, suspended or otherwise ineligible to participate in federal health care programs as defined in 42 U.S.C. § 1320a-7b or in federal procurement or non procurement activities as defined in Executive Order 12689 (collectively, “ Ineligible”);

(ii)	debarred pursuant to the Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335(a), as amended, or any similar state law or regulation (“Debarred”);

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(iii)
excluded by the Office of Inspector General pursuant to 42 U.S.C. § 1320a-7, et seq. or any state agency from participation in any federal or state health care program as defined in 42 U.S.C. § 1320a-7 and 42 U.S.C. § 1320a-7b (“Excluded”); and/or

(iv)	otherwise disqualified or restricted by the FDA pursuant to 21 CFR § 312.70 or any other regulatory authority (“Disqualified”).

Each Party represents and certifies that it will not utilize any Ineligible, Debarred, Excluded or Disqualified Personnel to provide any Services hereunder. During the Term, if a Party or any Personnel becomes Ineligible, Debarred, Excluded or otherwise Disqualified, the Party shall immediately notify the other in writing within five (5) business days. Upon receipt of such notice, or if a Party becomes aware of any Ineligibility, Debarment, Exclusion or Disqualification, the Party shall have the right to terminate this Agreement immediately and shall retain all claims, causes of action, defenses, and other rights that the Party may have at law or inequity. Each Party represents and warrants that it has no actual knowledge of any conduct for which the Party or Personnel could be Ineligible, Debarred, Excluded or Disqualified.

4.4	Proper Handling and Storage. Vericel and AllCare agree to handle and store Product in a manner which will assure that the quality of Product is maintained.

4.5
Adverse Event and Product Complaint Reporting. During the course of this Agreement, if AllCare becomes aware of an adverse event associated with use of a Vericel product (whether or not expected or labeled), Consultant shall report the adverse event to Vericel within 1 working day, by email at PatientSafety@vcel.com or by telephone at 1-800-453-6948 or in any of the following forms: (i) CIOMS I; (ii) Med Watch; or (iii) adverse event reporting form (electronic or hardcopy). Information reported shall include: patient identifiers, reporter (including reporter name and contact information), the suspect product information (drug, dose, route, date of administration), and details regarding the adverse event. If Vericel concludes that the AllCare should be trained on Vericel’s Adverse Event Reporting policy, AllCare agrees to cooperate to complete such training.

4.6
Product Informational Materials. If requested by AllCare, Vericel shall provide AllCare, at no cost, reasonable amounts of applicable supplies of materials describing the Product as prepared by Vericel in the ordinary course of Vericel's marketing of the Product, including for example, Product FAQs and fact sheets. AllCare shall not make any changes or provide supplemental information to any descriptive, educational, promotional or other Product-related materials supplied by Vericel without the prior written authorization of Vericel. Moreover, AllCare shall not distribute any descriptive, educational, promotional or other Product-related materials created or developed by AllCare or any third Party without the prior written authorization of Vericel.

4.7
Records Retention and Audit. The Parties shall maintain complete and accurate records of all transactions related to the conduct of business under this Agreement. During the Term of this Agreement and for a period of [***] thereafter both Parties shall retain records pertaining to transactions undertaken pursuant to this Agreement

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and permit inspection of these records by a mutually acceptable third Party auditor subject to a mutually agreeable nondisclosure agreement. Any audit shall be upon reasonable prior written notice, at the expense of the initiating Party and shall be conducted during regular business hours in a manner so as not to unduly interfere with the other Party's normal business operations. Such audit and inspection must be reasonable in time and in scope, and shall be conducted no more than once annually (unless for reasonable cause). If based on any such inspection or audit it is determined that a Party has: (i) received excess credits; (ii) taken any unearned discounts; or (iii) been underpaid, the Party against whom such finding has been made shall immediately pay any such sums, subject to the other Party's right to offer evidence to dispute such inspection or audit finding.

In addition to the Audit provision above, the Parties agree that, in the event of a dispute between the Parties or in the event the Parties encounter difficulty with any Payor, the Parties will cooperate to share with one another or a Party’s contractor, subject to the confidentiality provisions of this Agreement, any relevant documents.

4.8
Recalls. In the event that (i) any governmental agency or authority issues a request or directive or orders that the Product be recalled or retrieved, (ii) a court of competent jurisdiction orders that the Product be recalled or retrieved, or (iii) Vericel reasonably determines that the Product should be recalled, retrieved or a "dear doctor" letter is required relating to restrictions on use of Product, AllCare will provide Vericel with any reasonable assistance requested by Vericel, and the Parties will take all agreed to corrective actions. Vericel will be responsible for all of the expenses of such activities, except to the extent the event causing the recall results from a breach of any of AllCare's obligations under this Agreement or AllCare's negligence or willful misconduct. For purposes of this Agreement, the expenses may include, but are not limited to, the expenses of notification and return or destruction (if authorized by Vericel) of the Product, the cost of replacement of the Product, and any costs directly associated with the distribution of replacement Product. AllCare and Vericel will cooperate fully with one another in conducting any activity contemplated by this provision. AllCare will arrange for the destruction of Product lawfully recalled only upon Vericel's (or any regulatory authority's) written instruction to arrange for the destruction of such Product.

5.	Warranty/Indemnification.

5.1
Warranty. Vericel warrants and represents to AllCare that: (i) Vericel will convey to AllCare good title to the Product, free and clear of all security interest, liens or other encumbrances; (ii) Vericel has manufactured, packaged and is selling the Product in compliance with all Standards and Legal Requirements; and (iii) as of the date of delivery, the Product will be free from material defects in materials and workmanship and will conform to Vericel's specifications. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CONTINUING GUARANTY (AS DEFINED BELOW), THE WARRANTIES SET OUT IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.2
Indemnification by Vericel. Vericel agrees to indemnify and hold harmless AllCare, its Affiliates and the officers, directors and employees of each of them, from and against all damages, expenses, claims, judgments and liabilities including, reasonable attorneys' fees ("Claims"), incurred by AllCare arising from or in connection with (1) Vericel's manufacturing, processing, labeling, marketing, storage, handling or sale of Product; (2) third Party Claims that the Product [***] or any other standards and legal requirements; (3) label, promotional literature, or other information concerning the Product provided by Vericel; (4) Payor claims for recoupment of any payments to Vericel for Products; or (4) any negligent, grossly negligent, or willful act or omission by Vericel in the performance of its obligations under this Agreement, except to the extent subject to AllCare’s Indemnification obligations.

5.3
Indemnification by AllCare. AllCare agrees to indemnify and hold harmless Vericel, its Affiliates and the officers, directors and employees of any of them, from and against all Claims incurred by Vericel arising from or in connection with (1) any negligent, grossly negligent, or willful act or omission by AllCare in the performance of its obligations under this Agreement; (2) any third Party claim arising from AllCare’s negligent actions related to the Products; or (3) AllCare's breach of this Agreement.

5.4. Limitation of Liability. Except for any third Party claims of indemnification and claims which arise from a Party’s gross negligence or willful actions, in no event will either Party be liable to the other for any incidental, indirect or consequential damages, including damages for lost profits or lost opportunity costs as a result of any Claim asserted by the other Party, whether in contract or in tort, arising out of or related to this Agreement.

5.5
Insurance. AllCare shall maintain primary, noncontributory medical professional insurance and Commercial General Liability insurance of not less than [***] per occurrence for claims relating to Services. If the required insurance is underwritten on a "claims made" basis, the insurance must include a provision for an extended reporting period ("ERP") of not less than twenty-four months; AllCare further agrees to purchase the ERP if continuous claims made insurance, with a retroactive date not later than the date of this Agreement, is not continually maintained or is otherwise unavailable. Self-insured retentions and/or deductibles shall be at AllCare's sole discretion and responsibility. AllCare warrants that it has sufficient assets to cover any self-insurance or retained risk. Upon request, AllCare will promptly provide satisfactory evidence of the required insurance.

6.
Taxes. Each Party shall be responsible to pay or collect any federal, state or local taxes, including excise, sales, use or other taxes ("Taxes") arising from the Party’s performance under this Agreement.

7.	Term/Termination.

7.1	Term. The term of this Agreement will commence on the Effective Date and continue for a period of two (2) years thereafter (the "Term"). The Parties may renew

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the agreement for two (2) additional two (2) year terms, upon mutual agreement providing ninety (90) days’ notice of their intention to renew or terminate.

7.2	Termination. This Agreement may be terminated by the Parties as follows:

a.	Either Party may terminate this Agreement for any reason upon ninety (90) days' written notice to the other Party.

b.	In addition to other available remedies, either Party may immediately terminate this Agreement for cause upon written notice to the other Party upon the other Party's:

1.
(i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within thirty (30) days; (v) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(l), as amended; or, (vi) certification in writing of its inability to pay its debts as they become due (and either Party may periodically require the other to certify its ability to pay its debts as they become due) (collectively, "Bankruptcy"); or

2.
failure to perform any material obligation and such failure continues for sixty (60) days after it receives notice of such breach from the non-breaching Party; provided, however, if the other Party has commenced to cure such breach within such sixty (60) days, but such cure is not completed within such sixty (60) days, it will have a reasonable time to complete its cure if it diligently pursues the cure until completion.

7.3	Effect of Termination. Upon expiration or earlier termination of this Agreement:

a.	Each Party will immediately pay the other Party all amounts due under any invoice or credit memo;

b.
The Parties agree to cooperate with one another and use commercially reasonable efforts to ensure a smooth transition up to and through the termination date, including complying with the terms of this Agreement regarding the submission and collection of claims. The Parties also agree that the terms of this Agreement related to the collection of claims shall continue for a period of [***] following the expiration or termination of the Agreement.

8.	General Provisions

8.1
Neither Vericel nor AllCare will be liable to the other for failing or delaying the performance of any obligations under this Agreement where such failure or delay arises out of a cause beyond the reasonable control of the Party claiming relief, including, without limitation, storms, floods, other acts of nature, fires, explosions,

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riots, war or civil disturbance, national strikes or other industry wide labor unrest, embargoes and other governmental actions or regulations that would prevent a Party from performing an obligations hereunder ("Force Majeure"). The Party claiming to be delayed by reason of an event of Force Majeure shall promptly notify the other Party in writing of any actual or anticipated delays and take all necessary steps to avoid, overcome or end delays without additional cost to the other Party. The notice shall contain particulars as to the nature of the claimed event of Force Majeure, the date of commencement of the event and the anticipated date on which the event is anticipated to cease. The Party claiming to be delayed by reason of an event of Force Majeure shall take all reasonable steps to mitigate the effect of delays. Such steps shall include advanced planning and contingency planning.

8.2
During the Term, each Party may find it necessary to disclose confidential and proprietary information to the other ("Information"). Information may include but is not limited to [***] for Product by AllCare or Vericel, delivery schedules, manufacturing schedules, [***] amounts and [***]. During the Term and for three years after, regardless of any termination earlier than the expiration of the Term, each Party will maintain Information in confidentiality and may not reveal the Information to third Parties without the written consent of the disclosing Party, except as required by law. Each Party will use Information only for the purposes of this Agreement. These restrictions do not apply to Information that:

(1)	is in the public domain at the time of disclosure or afterward, other than by breach of this Agreement by the Party receiving the Information;

(2)	the receiving Party can establish by documentary evidence was in its lawful possession at the time of disclosure by the other Party;

(3)	is in the possession of the receiving Party from third Parties not under an obligation to maintain its confidentiality;

(4)	is independently developed by employees of the receiving Party where such employees had no access to Information as shown by documentary evidence; or

8.3
If either party (with respect to the other party’s Confidential Information) is required or requested to disclose the same by law, court or Regulatory Authority order, subpoena, interrogatory, request for admission, demand or other similar process of Law, such disclosure shall be permitted; provided, however, that the receiving party shall promptly notify the disclosing party of the existence and terms of such legal process and provide the disclosing party a copy of the demand or request, and reasonably assist (at the disclosing party’s cost and expense) the disclosing party’s efforts to obtain a protective order or such other relief as may be available to prevent or limit such disclosure.

8.4
This Agreement is the entire and only understanding between the Parties as to its subject matter and supersedes all prior promises, agreements or understandings between the Parties. This Agreement may be executed in counterparts. All attachments to this Agreement are incorporated by this reference. This Agreement

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may be amended only in a writing signed by duly authorized representatives of Vericel and AllCare. Any waiver or delay by any Party in enforcing this Agreement will not deprive that Party of the right to take appropriate action at a later time or due to another breach. All provisions of this Agreement will be deemed to be severable.

8.5	This Agreement may not be assigned by either Party without the written consent of the other Party, whose consent shall not be unreasonably withheld.

8.6
All notices, claims, certificates, requests, demands and other communications under this Agreement must be in writing and delivered personally or sent by facsimile transmission, nationally-recognized express courier, or United States registered or certified mail, return receipt requested, addressed as follows. Items delivered personally will be deemed delivered on the date of actual delivery. Items sent by facsimile will be deemed delivered on the day sent if sent during normal business hours of the receiving Party (or, otherwise, on the first business day after the date of transmission). Items sent by certified or registered mail will be deemed delivered three (3) business days after mailing. Either Party may change its contact information by a written notice delivered pursuant to this Section.

If to Vericel:                    With a Copy to:

Vericel Corporation                 Vericel Corporation
64 Sidney Street                64 Sidney Street
Cambridge, MA 02139            Cambridge, MA 02139
Attn: Chief Operating Officer        Attn: General Counsel

If to AllCare:

AllCare Plus Pharmacy Inc.
50 Bearfoot Road
Northborough, MA 01532
Attn: Mark Janian, CCO

8.7
Captions in this Agreement are intended for convenience of reference only. Words, regardless of the number and gender specifically used, will be construed to include any other number, singular or plural, and any gender, masculine, feminine, or neuter, as the context requires. "And" includes "or." "Or" is disjunctive but not necessarily exclusive. "Including" means "including but not limited to." This Agreement will be interpreted as if written jointly by the Parties. This Agreement will benefit, and be binding upon, the successors and assigns of the patties. The relationship between the Parties is that of independent contractors and not partners, joint ventures, principal and agent or employer and employee. Time is of the essence in the performance of all obligations under this Agreement.

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8.8
Neither party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement without the prior consent of the other party (which consent shall not unreasonably be withheld or delayed); provided, however that either Vericel or AllCare may identify the other as a provider or customer of services hereunder without obtaining the consent of the other party. If Vericel files a copy of this Agreement with any regulatory authority or any stock exchange, Vericel shall, to the extent permitted by law or the rules of any applicable stock exchange, redact or otherwise obtain confidential treatment of any of the pricing or other confidential terms set forth in this Agreement.

8.9
Neither Party's failure to insist on performance of any term, condition, or instruction nor failure to exercise any right or privilege or its waiver of any breach, shall thereafter be construed to constitute a waiver of such term, condition, instruction, right or privilege. No consent or waiver, expressed or implied, by a Party to the performance by the other Party or of any breach or default by the other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Party of the same or any other obligations of such other Party hereunder. The giving of consent by a Party in any one instance shall not limit or waive the necessity to obtain such Party's consent in any future instance. No waiver of any rights under this Agreement shall be binding unless it is in writing and signed by the Party waiving such rights.

8.10	This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Parties executed this Agreement as of its Effective Date.

Vericel Corporation                    AllCare Plus Pharmacy

/s/ Daniel Orlando                    /s/ Daniel Apelian
Dan Orlando, Chief Operating Officer            President & CEO

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EXHIBIT A -- PAYMENT TERMS AND PRICING

1.	Product.

Product, under this Agreement is defined as:

Product	NDC Number
MACI	69866-1030-01
MACI	69866-1030-02

2.	Payment Terms.

A.	Vericel shall pay AllCare [***] for each Patient to whom Product is dispensed. If a customer receives more than one Product within the same order, AllCare shall receive [***].

B.	At the end of each [***], AllCare shall invoice Vericel for Product dispensed during the [***]. Vericel shall pay the undisputed amounts of the invoice within [***] days of its receipt.

C.
On a [***] basis, AllCare shall remit to Vericel all reimbursement [***] related to the Product received by AllCare. Such payments shall include the case number and other identifiers agreed to by the Parties.

D.
All [***] payments for the Product (“Vericel Funds”) shall be deposited into a bank account maintained by and in the name and sole control of Vericel (the “Vericel Account”). In conjunction with each deposit, AllCare shall remit to Vericel a schedule detailing the cases for which a payment was deposited into the account including the case number and the amount deposited for each case..

E.
In addition to the remitting of payment into the Vericel Account, AllCare shall update, on a [***] basis, the payment status of submitted Cases to Vericel and its contractors through the web-based data sharing platform or other mutually agreed upon method.

F.
All payments (including interest payments, if any) for the Product received by AllCare after the expiration or termination of this Agreement shall be the sole property of Vericel and shall be remitted to Vericel in accordance with this Agreement.

G.	AllCare represents and warrants that the billing and collection procedures set forth in this Agreement comply with all applicable laws and with each of AllCare’s Payor agreements.

H.
The Parties agree that such fees are not designed nor constitute inducements for AllCare to utilize or recommend the utilization of Vericel Products under federal and/or similar state laws. AllCare shall properly disclose and otherwise comply with applicable law.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

I.
In the event that any Payor recoups any amounts paid to AllCare for Products, whether by requiring payment from AllCare or by offsetting the recoupment amount from amounts owed by a Payor to AllCare for pharmacy benefits, Vericel shall reimburse AllCare for the amount of such recoupment.

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